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Scudder Investments VIT Funds


Scudder VIT Equity 500 Index Fund


Class A Shares
Class B Shares


Supplement to the currently effective prospectuses


Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), and increased brokerage and administrative costs. While it is unlikely, to the extent the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations," these risks may be more pronounced. Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. The fund's policies include:

o the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

o the fund has adopted certain fair valuation practices reasonably designed to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the Fund Calculates Share Price" in the fund's prospectus.)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund is detected in a particular separate account, the Advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the Advisor and the fund reserve the right to terminate a separate account's ability to invest in the fund if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

It is important to note that the Advisor and the fund do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the fund, which policies and procedures may vary among insurance companies, and there is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of fund shares held in a particular separate account (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund.

The fund's policies and procedures may be modified or terminated at any time.



               Please Retain This Supplement for Future Reference


July 28, 2005
st-VIT